SUB-ITEM 77Q1(a)

                                AMENDMENT NO. 6
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                                AIM FUNDS GROUP

         This Amendment No. 6 to the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group (this "Amendment") amends, effective as of December 30, 2004, the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group (the "Trust") dated as of May 15, 2002, as amended (the "Agreement").

         Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

         WHEREAS, the Board of Trustees of the Trust has approved changing the name of AIM International Emerging Growth Fund to AIM International Small Company Fund;

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of September 15, 2004.



                                     By:  /s/ Robert H. Graham
                                          ------------------------
                                     Name:    Robert H. Graham
                                     Title:   President

                          EXHIBIT 1 TO AMENDMENT NO. 6
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                AIM FUNDS GROUP


                                  "SCHEDULE A

                                AIM FUNDS GROUP
                         PORTFOLIOS AND CLASSES THEREOF



PORTFOLIO                                        CLASSES OF EACH PORTFOLIO
---------                                        -------------------------

AIM Balanced Fund                                Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Institutional Class Shares

AIM Basic Balanced Fund                          Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Institutional Class Shares

AIM European Small Company Fund                  Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Institutional Class Shares

AIM Global Value Fund                            Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Institutional Class Shares

AIM International Small Company Fund             Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Institutional Class Shares

AIM Mid Cap Basic Value Fund                     Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Institutional Class Shares

AIM Premier Equity Fund                          Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Institutional Class Shares

PORTFOLIO                                        CLASSES OF EACH PORTFOLIO
---------                                        -------------------------

AIM Select Equity Fund                           Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Institutional Class Shares

AIM Small Cap Equity Fund                        Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Institutional Class Shares"